EXECUTION VERSION

AMENDMENT NO. 3 TO MERGER AGREEMENT AND PLAN OF REORGANIZATION

This Third Amendment to Merger Agreement and Plan of Reorganization (this “Third Amendment”), is made as of the 14th day of March, 2013 (the “Effective Date”), by and among Immune Pharmaceuticals Ltd. (“Immune”) EpiCept Corporation, a Delaware corporation, and EpiCept Israel Ltd., an Israeli company (together, “EpiCept” and collectively with Immune, the “Parties”). Capitalized terms used herein and not otherwise defined shall have the respective definitions ascribed to them in the Merger Agreement and Plan of Reorganization, dated November 7, 2012 (the “Merger Agreement”), as amended on November 27, 2012 (the “First Amendment”) and on February 11, 2013 (the “Second Amendment”).

WHEREAS,	The Parties have entered into the Merger Agreement; and
WHEREAS,	The Parties desire to clarify the Private Placement and the dilutive effect of the Private Placement Securities; and
WHEREAS,	The Parties desire to modify the definition of “Company Financial Statements and extend the date that the Company Financial Statements shall be provided to Parent; and
WHEREAS,	The Parties desire to amend the Merger Agreement, as further set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Parties hereby agree as follows:

1.	The definition of the term “Private Placement” as defined in the Merger Agreement, and as amended in the First Amendment, shall be amended by replacing the words “the offering of securities” with “one or more private offerings of securities that are exempt from registration with SEC” and adding the words “, which are consummated following the date of this Agreement” to the end of such definition.

2.	The definition of the term “Private Placement Securities” as defined in the Merger Agreement shall be amended by replacing the words “of Parent” with the words “of Parent or Company”.

3.	The definitions of “Lead Investment Bank” and “Private Placement Memorandum” shall be deleted.

4.	The second sentence of Section 2.5(b) of the Merger Agreement shall be deleted and replaced with the following sentence:

“Without derogating from the above, it is clarified that upon consummation of the Merger, any Private Placement Securities issued following the date of this Agreement will dilute the Existing Company Shareholders and the stockholders of Parent on a pro rata basis.”

The third sentence of Section 2.5(b) of the Merger Agreement shall be deleted in its entirety.

The fourth sentence of Section 2.5(b) of the Merger Agreement shall be amended by replacing the words “$9,000,000 (as increased after March 31, 2013 by an amount equal to one-half of the Adjustment)” with “$10,000,000”.

In addition, the fifth sentence of Section 2.5(b) of the Merger Agreement shall be deleted in its entirety.

5.	The last sentence of new Section 2.5(b)(A) referenced in Paragraph 1 of the Second Amendment shall be deleted and replaced with the following sentence:

“Any references in this Agreement to the term “Adjustment” shall mean the Additional Adjustment.”

6.	Section 3.25(a) of the Merger Agreement, as amended in the Second Amendment, shall be deleted and the following is substituted in lieu thereof:

“(a) The Company has agreed to use its best efforts to deliver to Parent on or before April 15, 2013, copies of the audited balance sheets of the Company and the audited statements of operations, and audited changes in shareholders’ equity and cash flows, through December 31, 2012, required for the proxy statement or Registration Statement on Form S-4 (collectively, the “Company Financial Statements”). The Company Financial Statements (including the related notes) will be prepared in accordance with GAAP during the periods involved, and will present fairly the consolidated financial position of the Company as of the respective dates set forth therein, and the consolidated results of the Company’s operations and its cash flows for the respective periods set forth therein in accordance with GAAP.”

7.	The first sentence of Section 5.18(b) of the Merger Agreement, as amended in the Second Amendment, shall be amended by replacing the words “February 28, 2013” with “April 15, 2013”.

8.	Section 10.1(c)(iii) of the Merger Agreement, as amended in the Second Amendment, shall be deleted and replaced with the following:

“If the Company does not deliver to Parent the Company Financial Statements on or before April 15, 2013.”

9.	Section 10.1(d)(iii) of the Merger Agreement is amended by replacing the words “$9,000,000 (as increased after March 31, 2013 by an amount equal to one-half of the Adjustment)” with “$10,000,000”.

10.	The first sentence of Section 5.19 of the Merger Agreement shall be deleted and replaced with the following sentence:

“Promptly after execution of this Agreement, Parent and/or Company shall commence the Private Placement, each of which shall be subject to the Company’s control.”

In addition, the second sentence of Section 5.19 of the Merger Agreement shall be amended by replacing the words “Any funds raised” with “Any Private Placement Securities issued”.

11.	The first sentence in Section 5.22 of the Merger Agreement shall be deleted and the second sentence of Section 5.22 of the Merger Agreement shall be amended by replacing the word “thereof” with “of the Private Placement”.

12.	Unless amended hereby, all provisions of the Merger Agreement, the First Amendment and the Second Amendment shall remain in full force and effect.

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IN WITNESS WHEREOF, the Parties hereto have executed this Third Amendment as of the Effective Date.

EPICEPT CORPORATION

By:
Name: Robert W. Cook
Title: President

EPICEPT ISRAEL LTD.

BY: EPICEPT CORPORATION

By:
Name: Robert W. Cook
Title: President

IMMUNE PHARMACEUTICALS LTD.

By:
Name: Dr. Daniel Gedeon Teper
Title: Chief Executive Officer

Signature Page to
Third Amendment to Merger Agreement and Plan of Reorganization